UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Quanta Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☑	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

Quanta Services, Inc.

Important Notice Regarding the Availability

of Proxy Materials

Stockholders Meeting to be held on

May 23, 2023

For Stockholders of record as of March 30, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/PWR

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/PWR

Proxy materials available to view and receive: (1) Notice and Proxy Statement (2) 2022 Annual Report and 2022 Form 10-K. Have the 12 digit control number located in the shaded box above available when you access

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 12, 2023.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/PWR	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.	* If requesting material by e-mail, please send a blank e-mail with the
12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your
e-mail requesting material.

Quanta Services, Inc.

Meeting Type: Annual Meeting of Stockholders
Date:	Tuesday, May 23, 2023
Time:	8:30 AM, Central Time
Place:	Quanta Services, Inc. Headquarters
2727 North Loop West, Houston, Texas 77008
SEE REVERSE FOR FULL AGENDA

Quanta Services, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS OF QUANTA SERVICES, INC. RECOMMENDS A VOTE:

FOR EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2, AND 4.

THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

    PROPOSAL

1.	Election of ten Directors nominated by Quanta’s Board of Directors;

1.01 Earl C. (Duke) Austin, Jr.

1.02 Doyle N. Beneby

1.03 Vincent D. Foster

1.04 Bernard Fried

1.05 Worthing F. Jackman

1.06 Holli C. Ladhani

1.07 David M. McClanahan

1.08 R. Scott Rowe

1.09 Margaret B. Shannon

1.10 Martha B. Wyrsch

2.	Approval, by non-binding advisory vote, of Quanta’s executive compensation;

3.	Recommendation, by non-binding advisory vote, on the frequency of future advisory votes on Quanta’s executive compensation;

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as Quanta’s independent registered public accounting firm for fiscal year 2023; and

5.	Action upon any other matters that are properly brought before the meeting, or any adjournments or postponements of the meeting, by or at the direction of the Board of Directors.